File Number: 33-84546
                                              Filed Pursuant to Rule 497 (e) of
                                              the Securities Act of 1933


                                                                  June 1, 2005

    Supplement to the May 1, 2005 Class I and II Shares Prospectuses for Pioneer Europe VCT Portfolio


Effective July 1, 2005, the following will supplement and, to the extent inconsistent with the prospectuses, supersede the sections of the prospectuses referenced below. Please refer to each prospectus for the full text of the supplemented sections.

Basic information about the portfolio

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of European issuers. The portfolio's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The portfolio generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The portfolio may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

A European issuer:

o Is organized and has a principal business office in a European country; or

o Derives at least 50% of its total revenue from business transacted in Europe

The portfolio may invest in the securities of companies domiciled in any European country. European countries are those countries located west of the Urals, including but not limited to Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The portfolio generally invests in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of portfolios holding more securities.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of European issuers as described in this section.

The portfolio uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth. To select growth stocks, Pioneer Investment Management, Inc., the portfolio's investment adviser, employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:

        Market leadership in a company's primary products or services

        Issuer has strong growth characteristics relative to its competitors

        Favorable expected returns relative to perceived risk

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

The portfolio invests primarily in issuers domiciled in developed European countries. However, the portfolio may invest up to 20% of its total assets in securities of European issuers domiciled in Eastern European nations or emerging European markets.

Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio Management
Day-to-day management of the portfolio is the responsibility of Andrew Arbuthnott. Mr. Arbuthnott is supported by a team of portfolio managers and analysts. Members of this team, which is based in Dublin, manage other Pioneer funds investing primarily in European securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Arbuthnott, a vice president, joined PIML (formerly known as Europlus Investment Management & Research Ltd.) as a portfolio manager in 1999.


                                                                 17703-00-0505
                                       (C)2005 Pioneer Funds Distributor, Inc.
                                          Underwriter of Pioneer mutual funds